UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On September 3, 2025, the Board of Directors (the “Board”) of LivaNova PLC (the “Company”) appointed Donald Zurbay to the Board and as a member of the Audit and Compliance Committee of the Board. His term begins September 4, 2025.

Mr. Zurbay has served in numerous key leadership positions at different healthcare companies over the past 20 years. Most recently, Mr. Zurbay was the President, Chief Executive Officer and a member of the board of directors of Patterson Companies, Inc. (“Patterson Companies”), a distributor of dental and animal health products and services, from October 2022 until May 2025. Prior to that time, Mr. Zurbay served as the Chief Financial Officer of Patterson Companies from June 2018 to October 2022. Prior to working at Patterson Companies, Mr. Zurbay spent 13 years with St. Jude Medical, Inc., formerly a global medical device company, where he served in various leadership roles including Vice President and Corporate Controller from March 2004 to August 2012, and Chief Financial Officer from August 2012 to February 2017.

Consistent with the Company’s other non-executive directors, Mr. Zurbay will be compensated in accordance with the Company’s Remuneration Policy (the “Policy”). In connection with this appointment and pursuant to the Policy, Mr. Zurbay will receive an annual board retainer fee of $70,000, an Audit and Compliance Committee annual member fee of $15,000, and an annual, service-based restricted stock award grant with a fair market value of $185,000, in each case prorated for his service until the 2026 Annual General Meeting.

There is no arrangement or understanding between Mr. Zurbay and any other person pursuant to which Mr. Zurbay was selected as a director. In addition, Mr. Zurbay is not, and has not been since January 1, 2024, a participant in any transaction involving the Company, and Mr. Zurbay is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: September 4, 2025	By: /s/ Michael Hutchinson
Name: Michael Hutchinson
Title: SVP, Company Secretary & Chief Legal Officer